Exhibit 10.19
AMENDMENT NO. 1 TO AMENDED AND RESTATED TERM LOAN AGREEMENT
This AMENDMENT NO. 1 TO AMENDED AND RESTATED TERM LOAN AGREEMENT, dated as of July 7, 2022 (this “Amendment No. 1”), is by and among BRIXMOR OPERATING PARTNERSHIP LP, a Delaware limited partnership (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”). Reference is made to that certain Amended and Restated Term Loan Agreement, dated as of April 28, 2022 (the “Credit Agreement”), by and among the Borrower, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.
RECITALS
WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Borrower and the Administrative Agent have agreed to amend the Credit Agreement to correct an obvious error as set forth herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. As of the Amendment Effective Date (as defined in Section 2 hereof), the Sustainability Metric Grid set forth in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is corrected to read as follows:

RATINGS LEVEL	MOODY’S/ S&P APPLICABLE CREDIT RATING	TERM BENCHMARK – APPLICABLE RATE	ABR- APPLICABLE RATE
Level I Rating	A3/A- or higher	0.79%	0%
Level II Rating	Baa1/BBB+	0.84%	0%
Level III Rating	Baa2/BBB	0.94%	0%
Level IV Rating	Baa3/BBB-	1.19%	0.19%
Level V Rating	Below Baa3/BBB- or unrated	1.59%	0.59%
SECTION 2. CONDITIONS TO EFFECTIVENESS
This Amendment No. 1 shall become effective when the Borrower and the Administrative Agent shall have indicated their consent to this Amendment No. 1 by the execution and delivery of the signature pages hereto to the Administrative Agent (the date of satisfaction of such condition being referred to as the “Amendment Effective Date”).

SECTION 3. MISCELLANEOUS
(a)Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)    On and after the effective date of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
(ii)    Except as specifically amended by this Amendment No. 1, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)    The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.
(iv)    This Amendment No. 1 shall constitute a Loan Document.
(b)Headings. Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.
(c)Applicable Law. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(d)Counterparts; Effectiveness. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page in accordance with Section 9.06(b) of the Credit Agreement shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	BRIXMOR OPERATING PARTNERSHIP LP By: Brixmor OP GP LLC, its General Partner By: BPG Subsidiary LLC, its sole member By: /s/ Angela Aman Name: Angela Aman Title: EVP, CFO and Treasurer

SIGNATURE PAGE TO BRIXMOR AMENDMENT NO. 1 TO A&R TERM LOAN AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Kristen Ray Name: Kristen Ray Title: Director

SIGNATURE PAGE TO BRIXMOR AMENDMENT NO. 1 TO A&R TERM LOAN AGREEMENT